As filed with the SEC on _________________.           Registration No. 333-85115

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 9

                                   PRUCO LIFE
                           VARIABLE UNIVERSAL ACCOUNT
                           (Exact Name of Registrant)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate space):

      |_|   immediately upon filing pursuant to paragraph (b) of Rule 485

      |_|   on ___________ pursuant to paragraph (b) of Rule 485
                 (date)

      |_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

      |X|   on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485
                 (date)

|X| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                     PART A:

                     INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2003
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

                                PRUSELECT(SM) III
                        Variable Life Insurance Contracts

This prospectus describes certain individual flexible premium variable universal life insurance contracts, PruSelect(SM) III Variable Life Insurance Contracts (the "Contract"), issued by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.

Investment Choices:

PruSelect III offers a wide variety of investment choices, including 40 variable investment options that invest in mutual funds managed by these leading asset managers:

o  Prudential Investments LLC
o  A I M Advisors, Inc.
o  American Century Investment Management, Inc.
o  The Dreyfus Corporation
o  Franklin Advisers, Inc.
o  Goldman Sachs Asset Management
o  INVESCO Funds Group, Inc.
o  Janus Capital Management LLC
o  MFS Investment Management"
o  OppenheimerFunds, Inc.
o  T. Rowe Price International, Inc.

For a complete list of the 40 available variable investment options, their investment objectives, and their investment advisers, see The Funds, page 10.

If your contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may also choose to invest your Contract's premiums and its earnings in the fixed rate option which pays a guaranteed interest rate. See The Fixed Rate Option, page 16.

Please Read this Prospectus. Please read this prospectus before purchasing a PruSelect(SM) III variable universal life insurance policy and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this contract is a good investment, nor has the SEC determined if this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance policy is subject to risk, including the possible loss of your money. An investment in PruSelect(SM) III is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 286-7754

PruSelect is a service mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                            Page

SUMMARY OF CHARGES AND EXPENSES................................................1
   Expenses other than Portfolio Expenses......................................1

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS..................................4
   Brief Description of the Contract...........................................4
   Target Term Rider...........................................................4
   Types of Death Benefit Available Under the Contract.........................4
   The Contract Fund...........................................................5
   Premium Payments............................................................5
   Allocation of Premiums......................................................5
   Investment Choices..........................................................5
   Transfers Among Investment Options..........................................5
   Increasing or Decreasing Basic Insurance Amount.............................6
   Access to Contract Values...................................................6
   Contract Loans..............................................................6
   Canceling the Contract......................................................7

SUMMARY OF CONTRACT RISKS......................................................7
   Contract Values are not Guaranteed..........................................7
   Contract Lapse..............................................................7
   Risks of Using the Contract as a Short-Term Savings Vehicle.................7
   Risks of Taking Withdrawals.................................................7
   Limitations on Transfers....................................................8
   Limitations on Surrender of the Contract....................................8
   Risks of Taking a Contract Loan.............................................8
   Tax Consequences of Buying this Contract....................................8
   Replacement of the Contract.................................................9

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS...............9
   Risks Associated with the Variable Investment Options.......................9
   Learn More about the Funds.................................................10

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES....10
   Pruco Life Insurance Company...............................................10
   The Pruco Life Variable Universal Account..................................10
   The Funds..................................................................10
   Voting Rights..............................................................16
   Substitution of Funds......................................................16
   The Fixed Rate Option......................................................16

CHARGES AND EXPENSES..........................................................16
   Sales Load Charges.........................................................17
   Return of Sales Charges....................................................17
   Cost of Insurance..........................................................18
   Taxes Attributable to Premiums.............................................18
   Monthly Deductions from the Contract Fund..................................18
   Daily Deduction from the Variable Investment Options.......................19
   Transaction Charges........................................................19
   Allocated Charges..........................................................19
   Reduction of Charges.......................................................19
   Portfolio Charges..........................................................20
   Rider Charges..............................................................20

PERSONS HAVING RIGHTS UNDER THE CONTRACT......................................20
   Contract Owner.............................................................20
   Beneficiary................................................................20

OTHER GENERAL CONTRACT PROVISIONS.............................................20
   Assignment.................................................................20
   Incontestability...........................................................20
   Misstatement of Age or Sex.................................................21
   Settlement Options.........................................................21
   Suicide Exclusion..........................................................21
   Exchange Right Available in Some States....................................21
   Option to Exchange Insured.................................................21

RIDERS........................................................................21
   Rider to Add a Fixed Interest Rate Investment Option.......................21
   Target Term Rider..........................................................22

REQUIREMENTS FOR ISSUANCE OF A CONTRACT.......................................23

PREMIUMS......................................................................23
   Minimum Initial Premium....................................................23
   Allocation of Premiums.....................................................24
   Transfers..................................................................24
   Dollar Cost Averaging......................................................25
   Auto-Rebalancing...........................................................25

DEATH BENEFITS................................................................25
   Contract Date..............................................................25
   When Proceeds Are Paid.....................................................26
   Types of Death Benefit.....................................................26
   Changing the Type of Death Benefit.........................................27
   Increases in Basic Insurance Amount........................................28
   Decreases in Basic Insurance Amount........................................29

CONTRACT VALUES...............................................................29
   How a Contract's Surrender Value Will Vary.................................29
   Surrender of a Contract....................................................29
   Loans......................................................................30
   Withdrawals................................................................31

LAPSE AND REINSTATEMENT.......................................................32

TAXES.........................................................................32
   Tax Treatment of Contract Benefits.........................................32

LEGAL PROCEEDINGS.............................................................34

ILLUSTRATIONS OF SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS...35

ADDITIONAL INFORMATION........................................................36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS..........................37

                         SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, page 37 of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between investment options.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

------------------------------------------------------------------------------------------------------------------------------------
                                               Transaction and Optional Rider Fees
------------------------------------------------------------------------------------------------------------------------------------
                 Charge                               When Charge is Deducted                         Amount Deducted
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Premiums         This charge is deducted from premium      The maximum charge is 15% of premiums
(Load)^                                       payments for the first 10 Contract years.     received each year up to the Target
                                                                                          Premium and up to 2% on any excess for
This charge compensates us for costs of                                                     the first 10 years of each coverage
selling the Contracts.                                                                    segment. In years 11 and later of each
                                                                                          coverage segment, the maximum charge is
                                                                                                 2% of premiums received.

                                                                                          The current charge is 7 1/2% of premiums
                                                                                        received up to the Target Premium and 1 1/2%
                                                                                           of any excess for the first four years
                                                                                         for each coverage segment, 1% of premiums
                                                                                          received up to the Target Premium and1/2%
                                                                                         of any excess for the next three years of
                                                                                          the coverage segment and 0% of premiums
                                                                                          received in all subsequent years of the
                                                                                                     coverage segment.
------------------------------------------------------------------------------------------------------------------------------------
Taxes Attributable to Premiums^^
                                                                                             The maximum charge is 7.5% of the
This charges compensates us for federal,       This charge is deducted from premium                    premium payment.
state or local income, premium, excise,                       payments
business, or any other type of tax based                                                     The current charge is 3.75% of the
upon premium amounts received by us.                                                                  premium payment.
------------------------------------------------------------------------------------------------------------------------------------
Transfer Fees
                                               This charge is deducted for each transfer   The maximum and current charge is $25 per
This charge compensates us for                     exceeding 12 in any Contract year.                     transfer.
administrative costs associated with
transfers.
------------------------------------------------------------------------------------------------------------------------------------
Withdrawal Fee
                                               This charge is assessed in connection     The maximum charge is $25 per withdrawal.
This charge compensates us for processing              with each withdrawal.
costs associated with withdrawals.                                                        The current charge is the lesser of $25
                                                                                              or 2% of the withdrawal amount.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Basic Insurance Amount Change Fee
                                                                                          The maximum charge is $25 per change in
This charge compensates us for processing      This charge is assessed when there is a            basic insurance amount.
costs associated with any change in basic         change in basic insurance amount.
insurance amount.                                                                          Currently, we do not impose a charge.
------------------------------------------------------------------------------------------------------------------------------------
Target Term Rider Change Fee
                                                                                           The maximum charge is $25 per change in
This charge compensates us for  processing      This charge is assessed when there is a              TTR coverage amount.
costs associated with a change in Target        change in the Target Term Rider coverage
Term coverage amount.                                           amount.                     Currently, we do not impose a charge.
------------------------------------------------------------------------------------------------------------------------------------

^ For Contracts with a Contract date prior to September 30, 2002, for each coverage segment, we charge 13 1/2% of premiums received up to the Target Premium and 2% of any excess for the first seven years (10 years, for Contracts dated prior to June 29, 2001) of the coverage segment and 2% of premiums received in all subsequent years of the coverage segment.

^^ For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life. In Oregon this is called a premium based administrative charge.

The second table describes the Contract fees and expenses that you will pay periodically during the time you own the Contract, not including The Funds' fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
                       Periodic Policy and Optional Rider Charges Other Than The Funds' Operating Expenses
------------------------------------------------------------------------------------------------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
------------------------------------------------------------------------------------------------------------------------------------
         Cost of Insurance ("COI")*                                                       On a maximum basis, these charges range
                                                                                          from $.056670 to $83.33333 per $1,000 of
         Minimum and Maximum Charges               This charge is assessed monthly                  net amount at risk**

                                                                                          On a current basis, these charges range
                                                                                           from $0 to $83.33333 per $1,000 of net
                                                                                                     amount at risk.**
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           On a maximum basis, the COI charge is
                                                                                          $.28750 per $1,000 of net amount at risk
                                                                                            for a representative Contract owner.

                                                                                           On a current basis, the COI charge is
                                                                                         $.00 per $1,000 of net amount at risk for
   Initial COI charges for a representative Contract owner who is male age 35, in the         a representative Contract owner.
             preferred best underwriting class, and assuming no riders.(1)
------------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees                                                             The maximum charge is an effective
                                                                                           annual rate of 0.5% of the amount of
This charge compensates us for assuming             This charge is assessed daily            assets in the variable investment
mortality and expense risks under the                                                                    options.
Contract.
                                                                                         The current charge is an effective annual
                                                                                          rate of 0.2% of the amount of assets in
                                                                                              the variable investment options.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Administrative Fee for basic insurance                                                     The maximum charge is $10 per Contract
amount*                                                                                     plus up to $0.05 per $1,000 of basic
                                                                                                     insurance amount.
This charge compensates us for processing
claims, keeping records, and communicating         This charge is assessed monthly
with Contract owners.                                                                      The current charge is $10 per Contract
                                                                                            plus up to $0.05 per $1,000 of basic
                                                                                          insurance amount for the first 15 years
                                                                                             and $10 per month thereafter. (2)
------------------------------------------------------------------------------------------------------------------------------------
Administrative Fee for an increase to basic                                               The maximum charge per increase segment
insurance amount                                                                          is $0.05 per $1,000 of increase coverage
                                                                                                          amount.
This charge compensates us for the cost of
an increase in basic insurance amount.             This charge is assessed monthly       The current charge is $0.05 per $1,000 of
                                                                                         increase coverage amount for the first 15
                                                                                                         years. (3)
------------------------------------------------------------------------------------------------------------------------------------
Administrative Fee for a Target Term Rider                                                The maximum charge per increase segment
or increase in Target Term Rider amount                                                      is $0.05 per $1,000 of Target Term
                                                   This charge is assessed monthly                    coverage amount.
This charge compensates us for  costs
associated with adding the rider.                                                          Currently, we do not impose this fee.
------------------------------------------------------------------------------------------------------------------------------------

* The COI charge and per thousand administrative fees vary based on individual characteristics of the insured. The amount shown in the table may not be representative of the charge that a particular Contract owner will pay. You may obtain more information about the particular COI charges and per thousand administrative fees that apply to you by contacting your Pruco Life representative.

** For example, the lowest COI rate is representative of an insured who is female age 15, preferred best non-smoker at certain rating classes, and assuming no riders, and the highest COI rate is representative of an insured who is a male/female age 99. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(1) The rates provided are assuming the policy was issued after September 30, 2002, and assuming no Target Term Rider coverage.

(2) For contracts issued prior to September 30, 2002, we currently charge $10 per month in all years.

(3) For increases in basic insurance amount on Contracts issued prior to September 30, 2002 and assuming no Target Term Rider coverage.

Additional charges may be imposed for underwriting risks assessed at issue. Typically, these charges are imposed for the extra mortality risks due to occupation, avocation, or aviation.

The third table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                          Total Annual Fund Operation Expenses                                     Minimum              Maximum
                                                                                             ---------------------------------------
(expenses that are deducted from the Fund's assets, including management fees,
distribution [and/or service] (12b-1) fees, and other expenses)                                     0.39%                3.27%
------------------------------------------------------------------------------------------------------------------------------------

                             SUMMARY OF THE CONTRACT
                              AND CONTRACT BENEFITS

Brief Description of the Contract

PruSelect(SM) III is a form of variable universal life insurance. A variable universal life insurance policy is a very flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 40 available variable investment options or in the fixed rate option, if your Contract includes the Rider to Add a Fixed Interest Rate Investment Option. Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, Pruco Life credits your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.

The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. The Contracts may be owned individually or by a corporation, trust, association, or similar entity. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.

Target Term Rider

These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the amount of term rider coverage.

A Contract with a Target Term Rider will offer higher cash values and death benefits than an all-base Contract with the same death benefit if Pruco Life does not change its current charges. This is because the current sales expense charge attributable to the Target Term Rider is based on the Target Premium of the basic insurance amount only. We currently take lower current Cost of Insurance ("COI") charges under the term rider for the first ten years, but the COI charge for the term rider will be greater thereafter.

However, a Contract with a Target Term Rider offers the potential for a greater reduction of cash values and death benefits than an all-base Contract with the same death benefit if Pruco Life raises its current charges to the maximum contractual level. This is because guaranteed maximum charges attributable to the basic insurance amount and Target Term Rider coverage amount are the same.

Not all Contract benefits and guarantees are available to Contracts issued with a Target Term Rider. For the factors to consider when adding a Target Term Rider to your Contract, see RIDERS, page 21.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is increased by the amount of premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner. With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract's death benefit type after issue. See Types of Death Benefit, page 26 and Changing the Type of Death Benefit, page 27.

The Contract Fund

Your net premiums are invested in one or more of the variable investment options as you instruct us, and/or allocated to the fixed rate option, if your Contract includes the Rider to Add a Fixed Interest Rate Investment Option. Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 16.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. See PREMIUMS, page 23 and LAPSE AND REINSTATEMENT, page 32.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts on page 33.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (In Oregon this is called a premium based administrative charge). We also deduct a charge for sales expenses. For more detail, see CHARGES AND EXPENSES, page 16. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums on page 24.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in a Home Office.

On the Contract date: (1) we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium (In Oregon this is called a premium based administrative charge); (2) we allocate the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period to the Money Market investment option. At the end of the "free-look" period, these funds will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your most current allocation request.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 40 available variable investment options. You may also invest in the fixed rate option. See The Funds, page 10, and The Fixed Rate Option, page 16. You may transfer money among your investment choices, subject to restrictions. Please see Transfers on page 24.

Pruco Life may add additional variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the investment options or to the fixed rate option (if your Contract includes the Rider to add a Fixed Interest Rate Investment Option) without charge. While you also may transfer amounts from the fixed rate option, certain restrictions may apply. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other contract owners.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers, page 24, Dollar Cost Averaging, page 25, and Auto-Rebalancing, page 25.

Increasing or Decreasing Basic Insurance Amount

Subject to state approval and to conditions determined by Pruco Life, after the issue of the Contract you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. See Increases in Basic Insurance Amount, page 28.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount, page 29.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is either increased or decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 16.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. If the Contract is fully surrendered within the first four Contract years and it is not in default, you may be entitled to a return of sales charges. See CHARGES AND EXPENSES, page
16. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 29, and Tax Treatment of Contract Benefits, page 32.

If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its surrender value. This option is not available in Florida. See Surrender of a Contract, page 29.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 31, and Tax Treatment of Contract Benefits, page 32.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value, in states where it is approved, otherwise, the loan value at any time is equal to 90% of the cash value. A Contract with the Rider to Add a Fixed Interest Rate Investment Option will have a different loan value. A Contract in default has no loan value. The minimum loan amount you may borrow is $500. See Loans, page 30.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You will then receive a refund of all premium payments made. However, if applicable law so requires and you exercise your short-term cancellation right or "free-look", you will receive a refund of all premium payments made, plus or minus any change due to investment experience. A Contract returned according to this provision shall be deemed void from the beginning.

                            SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options on page 9 and The Fixed Rate Option on page 16.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund is zero or less, the Contract is in default. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund. Should this happen, we will notify you of the payment to prevent your Contract from terminating. See Loans, page 30. Your payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT, page 32. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits " Pre-Death Distributions on page 33.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child's education. The Contract's Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may at any time make withdrawals from your Contract's cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 23. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals, page 31, and Tax Treatment of Contract Benefits, page 32.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and
(b) $2,000.

We may modify your right to make transfers by restricting the number, timing and amount of transfers we find to be disruptive to the investment option or to the disadvantage of other contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Limitations on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. The surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits on page 32.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract debt equals or exceeds the Contract Fund. If the Contract debt equals or exceeds the Contract Fund and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

Tax Consequences of Buying this Contract

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans, in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract.

Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. For more information, see Tax Treatment of Contract Benefits, page 32.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

                        SUMMARY OF RISKS ASSOCIATED WITH
                         THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 40 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds, page 10, and The Fixed Rate Option, page 16.

Risks Associated with the Variable Investment Options

Each of the variable investment options is a subaccount of the Pruco Life Variable Universal Account. Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a "Fund"). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund prospectuses for the portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other. For an additional discussion of the portfolios, please see The Funds on page 10.

We do not promise that the Funds will meet their investment objectives. Amounts you have allocated to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each Fund's risks may be found in its prospectus. For additional information, please see The Funds on page 10.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company

The Contracts are issued by Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life's Principal executive office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a separate account, the Pruco Life Variable Universal Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contract. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of Pruco Life's other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 40 available variable investment options, each of which is a subaccount of the Pruco Life Variable Universal Account. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Pruco Life may add additional variable investment options in the future. The Account's financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Listed below are the mutual funds (the "Funds") in which the variable investment options invest, the Funds' investment objectives, and investment advisers.

Each Fund has a separate prospectus that is provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the Funds will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

o Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. Government or its agencies, as well as domestic and foreign corporations and banks.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in large cap equity portfolios, international portfolios, and small/mid-cap equity portfolios.

o SP Alliance Large Cap Growth Portfolio: The investment objective is growth of capital. The Portfolio will pursue aggressive investment policies by investing at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations.

o SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, small/mid-cap equity portfolios, and international equity portfolios.

o SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, and small/mid-cap equity portfolios.

o SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

o SP Deutsche International Equity Portfolio: The investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States.

o SP Growth Asset Allocation Portfolio: The investment objective is to provide long-term growth of capital with consideration also given to current income. The Portfolio invests at least 80% of its investable assets in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.

o SP INVESCO Small Company Growth Portfolio: The investment objective is long-term capital growth. Most holdings are in small-capitalization companies - those with market capitalizations under $2 billion at the time of purchase.

o SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index).

o SP MFS Capital Opportunities Portfolio: The investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o     SP Mid-Cap Growth Portfolio (formerly SP MFS Mid Cap Growth Portfolio :
      The investment objective is long-term capital growth. The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade, but rated at least B by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, and investment grade fixed income instruments.

o SP PIMCO Total Return Portfolio: The investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

o SP Small/Mid Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. Ultimately, PI serves as the investment adviser for the SP Aggressive Growth Asset Allocation, the SP Balanced Asset Allocation, the SP Conservative Asset Allocation, and the SP Growth Asset Allocation Portfolios. PI's business address is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global and the Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc.("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the High Yield Bond, the Money Market, and the Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as the sub-adviser for the Deutsche International Equity Portfolio and as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances, Deutsche will manage approximately 25% of the Value Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio.

GEAM is a wholly-owned subsidiary of General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 388 Greenwich Street, New York, New York 10013.

Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

Alliance Capital Management, L.P. ("Alliance") serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105.

Davis Selected Advisers, L.P. ("Davis") serves as the sub-adviser to the SP Davis Value Portfolio. The principal business address for Davis Selected Advisers, LP is 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Fidelity Management & Research Company ("FMR") serves as the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid Cap Value Portfolio. FMR's principal business address is 82 Devonshire Street, Boston, Massachusetts 02109.

INVESCO Funds Group, Inc. ("INVESCO") serves as the sub-adviser to the SP INVESCO Small Company Growth Portfolio. INVESCO's principal business address is 7800 East Union Avenue, Denver, Colorado 80237.

Massachusetts Financial Services Company ("MFS") serves as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. The principal business address for MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Pacific Investment Management Company LLC ("PIMCO") serves as the sub-adviser to the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO's principal business address is 840 Newport Center Drive, Newport Beach, California 92660.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund.

AIM Variable Insurance Funds:

o     AIM V.I. Premier Equity Fund - Series I shares (formerly AIM V.I. Value
      Fund). Seeks long-term growth of capital. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") is the investment adviser for the fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

American Century Variable Portfolios, Inc.:

o American Century VP Income & Growth Fund. Seeks growth of capital by investing primarily in common stocks. Income as a secondary objective. The Fund seeks to achieve its objective by investing primarily from the largest 1,500 publicly traded U.S. companies.

o American Century VP Value Fund. Seeks long-term growth of capital with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The principal underwriter of the fund is American Century Investment Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

Dreyfus Investment Portfolios:

o MidCap Stock Portfolio. Seeks to achieve investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard and Poor's MidCap 400" Index ("S&P 400"). The portfolio invests at least 80% of its assets in midcap stocks. Midcap stocks are those with market caps between $1 billion and $15 billion.

Dreyfus Variable Investment Fund:

o Small Cap Portfolio. Seeks to maximize capital appreciation. The Portfolio generally invests at least 80% of its assets in small cap companies. Small cap companies are those with total market values of less than $2 billion.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios. The principal distributor of the portfolios is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

Franklin Templeton Variable Insurance Products Trust:

o Franklin Small Cap Fund - Class 2. Seeks long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies.

Franklin Advisers, Inc. (Advisers) is the Fund's investment manager. The principal business address for Franklin Advisers, Inc. is 777 Mariners Island Boulevard, San Mateo, California 94403-7777.

Goldman Sachs Variable Insurance Trust (VIT):

o CORE(SM) Small Cap Equity Fund. Seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments in small-cap U.S. issuers within the range of the market capitalization of companies constituting the Russell 2000 Index at the time of investment.

Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE(SM) Small Cap Equity Fund. GSAM's principal business address is 32 Old Slip, New York, New York 10005.

INVESCO Variable Investment Funds, Inc.:

o VIF - Technology Fund. Seeks capital appreciation. The Fund normally invests at least 80% of its assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, bio-technology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, IT infrastructure and networking companies.

o VIF - Utilities Fund. Seeks capital growth and current income. The Fund invests at least 80% of its assets in equity securities and equity-related instruments of companies that produce, generate, transmit, or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 4350 South Monaco Street, Denver, Colorado 80237.

Janus Aspen Series:

o Aggressive Growth Portfolio - Service Shares. Seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies.

o Balanced Portfolio - Service Shares. Seeks long-term growth of capital, consistent with preservation of capital, and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

o Growth Portfolio - Institutional Shares. Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio normally invests in common stocks of larger, more established companies.

o International Growth Portfolio - Service Shares. Seeks long-term growth of capital. The Portfolio invests at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Janus Capital Management LLC is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Management LLC's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS(R) Variable Insurance Trust(SM):

o Emerging Growth Series. Seeks long-term growth of capital. The Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of those securities, of emerging growth companies.

MFS Investment Management(R) ("Massachusetts Financial Services Company"), a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for MFS Investment Management(R) is 500 Boylston Street, Boston, Massachusetts 02116.

Oppenheimer Variable Account Funds:

o Aggressive Growth Fund/VA (Service Shares). Seeks capital appreciation by investing in "growth type" companies. The Fund invests primarily is stocks of mid-cap companies.

OppenheimerFunds, Inc. is the investment manager for this Fund. The principal business address for OppenheimerFunds, Inc. is 498 Seventh Avenue, 10th Floor, New York, New York 10018.

T. Rowe Price International Series, Inc.:

o International Stock Portfolio. Seeks long-term growth of capital The Portfolio invests primarily in common stocks of established, non-U.S. companies.

T. Rowe Price International, Inc. is the investment manager for this fund. The principal business address for T. Rowe Price International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

      (1)   changes in state insurance law;

      (2)   changes in federal income tax law;

      (3)   changes in the investment management of any portfolio of the Funds;
            or

      (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

An affiliate of each of the Funds may compensate Pruco Life based upon an annual percentage of the average assets held in the Fund by Pruco Life under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of a Fund's portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Funds

We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

If your policy includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, initially or by transfer, all or part of your Contract Fund to a fixed rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers into and out of the fixed rate option are subject to strict limits. See Transfers, page 24. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 26.

                              CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to he fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans, page 30. Most charges, although not all, are made by reducing the Contract Fund.

Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all contracts like this one. Changes in other factors will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all contracts like this one. Changes in other factors will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

We will deduct a charge for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the cost of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. A portion of the sales load may be returned to you if the Contract is surrendered during the first four Contract years. See Return of Sales Charges, below.

The amount used to determine the charge for sales expenses is called the "segment allocation amount" in your Contract. It may also be referred to as the Target Premium. Target Premiums vary by the age, sex (except where unisex rates apply), smoking status, and rating class of the insured and will drop to zero after 10 years. Each coverage segment has its own Target Premium. Target Premiums for each coverage segment are shown in the Segment Table located in your Contract data pages.

For the first 10 years of each coverage segment we charge up to 15% of premiums received each year up to the Target Premium and up to 2% on any excess. In years 11 and later of each coverage segment, we charge up to 2% of premiums received. Currently, for Contracts issued on September 30, 2002 and later, for each coverage segment, we charge 7 1/2% of premiums received up to the Target Premium and 1 1/2% of any excess for the first four years of the coverage segment, 1% of premiums received up to the Target Premium and 1/2% of any excess for the next three years of the coverage segment and 0% of premiums received in all subsequent years of the coverage segment. For Contracts with a Contract date prior to September 30, 2002, for each coverage segment, we charge 13 1/2% of premiums received up to the Target Premium and 2% of any excess for the first seven years (10 years, for Contracts dated prior to June 29, 2001) of the coverage segment and 2% of premiums received in all subsequent years of the coverage segment. For information on determining the sales expense charge if there are two or more coverage segments in effect, see Increases in Basic Insurance Amount, page 28.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 32.

Return of Sales Charges

If the Contract is fully surrendered within the first four Contract years and it is not in default, Pruco Life will return 50% of any sales charges deducted from premiums paid within 24 months prior to the date Pruco Life receives the surrender request at a Home Office.

Cost of Insurance

We deduct monthly, a cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract's death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, we must state that the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life's current COI rates are lower than the maximum rates. For information regarding COI charges where there are two or more coverage segments in effect, see Increases in Basic Insurance Amount, page 28.

Taxes Attributable to Premiums

We charge up to 7.5% for taxes attributable to premiums (in Oregon this is called a premium based administrative charge). For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life. That charge is made up of two parts which currently equal a total of 3.75% of the premiums received. The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Pruco Life's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to state of residence. Pruco Life may collect more for this charge than it actually pays for state and local premium taxes. The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

Monthly Deductions from the Contract Fund

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Pruco Life may charge up to $10 per Contract plus $0.05 per $1000 of basic insurance amount each month. For Contracts dated on and after September 30, 2002, we currently charge a monthly amount equal to $10 plus $0.05 per $1,000 of basic insurance amount each month for the first 15 years, and $10 per month thereafter. For Contracts issued prior to September 30, 2002, we charge $10 per month in all years.

      For example, a Contract issued on or after September 30, 2002, with a basic insurance amount of $100,000 would currently have a charge equal to $10 plus $5 for a total of $15 per month for the first 15 years, and $10 per month thereafter.

(b) You may add a Target Term Rider to the Contract. If you add this rider to the basic Contract, we may charge up to $0.05 per $1000 of TTR coverage amount each month.

(c) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

(d) Although the Account is registered as a unit investment trust, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes. We will review the question of a charge to the Account for Pruco Life's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Account.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.5%. Currently, we intend to charge 0.2%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.

(c) We will charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract year.

(d) We may charge an administrative processing fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

Allocated Charges

You may choose from which variable investment option(s) we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. You may select up to two variable investment options for the allocation of monthly charges. Allocations must be designated in whole percentages. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to the selected variable investment options must equal 100%. See Monthly Deductions from the Contract Fund, page 18.

If there are insufficient funds in one or both of the selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from all other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from your variable investment options and the fixed rate option.

Reduction of Charges

We reserve the right to reduce the sales charges and/or other charges on certain multiple life sales, where it is expected that the amount or nature of such multiple sales will result in savings of sales, administrative or other costs. We determine both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

      (1)   the number of individuals;

      (2) the total amount of premium payments expected to be received from these Contracts;

      (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

      (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that costs will be reduced; and

      (5) any other circumstances which we believe to be relevant in determining whether reduced costs may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed. We may withdraw or modify other reductions on a uniform basis. Our reductions in charges for these Contracts will not be unfairly discriminatory to the interests of any Contract owners.

Portfolio Charges

Charges deducted from and expenses paid out of assets of the Funds as described in the Fund prospectuses.

Rider Charges

Target Term Rider - We deduct monthly for this rider which provides a flexible term insurance benefit to attained age 100 on the life of the insured.

                    PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request.

While the insured is living, the Contract owner alone is entitled to any contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request, and the contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary's interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

                        OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except for non-payment of enough premium to pay the required charges and when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Exchange Right Available in Some States

In some states, you may have the right to exchange the Contract for a fixed benefit insurance plan issued by The Prudential Insurance Company of America on the insured's life. Such an exchange may be permitted within the first two Contract years after a Contract is issued, so long as the Contract is not in default. This is a general account policy with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new policy will have the same issue date and risk classification for the insured as the original Contract. The exchange may be subject to an equitable adjustment in premiums and values, and a payment may be required. You may wish to obtain tax advice before effecting such an exchange.

Option to Exchange Insured

Pruco Life will permit a Contract owner to exchange a contract for a new contract on the life of a new insured. Upon the exchange, the original contract ends and the cash value (not including any Additional Amount or return of sales charges) is moved to the new contract without subjecting it to new sales charges and the portion of the charge for taxes attributable to premiums for state and local premium taxes. See CHARGES AND EXPENSES, page 16. We will, however, report this as a taxable surrender of your original Contract, which means that you will be subject to income tax to the extent of any gain in the Contract and that we will withhold applicable federal income taxes. Also, the cash value moved to the new Contract will be considered new premium, which may cause your Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32.

                                     RIDERS

Contract owners may be able to obtain extra benefits which may involve an extra charge. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to riders will be deducted from the Contract Fund on each Monthly date.

Rider to Add a Fixed Interest Rate Investment Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The fixed rate option is not available on all Contracts. Currently, if your basic insurance amount and Target Term Rider coverage amount on all Contracts you own combined is equal to or less than $200 million the Rider to Add a Fixed Interest Rate Investment Option would be available to you. Rules for allowing the fixed rate option are defined by Pruco Life and applied in a non-discriminatory way. Pruco Life may change these limits in the future. If your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, either initially or by transfer, a portion to the fixed rate option with our consent. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers into and out of the fixed rate option are subject to strict limits. See Transfers, page 24. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 26.

Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. The Contract owner specifies the amount of term rider coverage he or she desires. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. The sum of the base Contract's basic insurance amount and the rider coverage amount equals the target coverage amount. The Rider death benefit fluctuates as the base Contract's death benefit changes, as described below. See Tax Treatment of Contract Benefits, page 32.

When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code's definition of life insurance, the rider death benefit equals the rider coverage amount. However, once the Contract Fund has grown to the point where the base Contract's death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider's death benefit will decrease (or increase) dollar for dollar as the base Contract's death benefit increases (or decreases). It is possible for the Contract Fund and, consequently, the base Contract's death benefit to grow to the point where the rider death benefit is reduced to zero. As we state above, however, the rider death benefit will never increase beyond the rider coverage amount. In addition, you may change the rider coverage amount once each Contract year while the rider is in-force.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

Policy Year       Base Policy Death Benefit     Target Death Benefit
     1                 $   500,000                   $ 500,000
     2                 $   500,000                   $ 500,000
     3                 $   500,000                   $ 500,000
     4                 $   500,000                   $ 500,000
     5                 $   500,000                   $ 500,000
     6                 $   500,000                   $ 500,000
     7                 $   500,000                   $ 500,000
     8                 $   500,000                   $ 500,000
     9                 $   500,000                   $ 500,000
    10                 $   550,000                   $ 450,000
    11                 $   605,000                   $ 395,000
    12                 $   665,500                   $ 334,500
    13                 $   732,050                   $ 267,950
    14                 $   805,255                   $ 194,745
    15                 $   885,781                   $ 114,220
    16                 $ 1,000,000                   $      --
    17                 $ 1,100,000                   $      --
    18                 $ 1,210,000                   $      --
    19                 $ 1,331,000                   $      --
    20                 $ 1,464,100                   $      --


The following factors should be considered when adding a Target Term Rider to your Contract:

      1. The sales expense charge for a Contract with a Target Term Rider is less than that for an all base policy with the same death benefit. This is because the sales expense charge is based on the Target Premium (referred to as "segment allocation amount" in your Contract) of the Contract's basic insurance amount (BIA) only. For example, consider two identical $1,000,000 policies; the first with a $1,000,000 BIA and the other with a $500,000 BIA and $500,000 of rider coverage amount. The sales expense charge for the first policy will be based on the Target Premium of a $1,000,000 BIA while the sales expense charge for the second policy will be based on the Target Premium of a $500,000 BIA only. See CHARGES AND EXPENSES, page 16.

      2. The current Cost of Insurance (COI) is different for the basic insurance amount and for the rider coverage amount. Cost of Insurance is determined by multiplying the COI rates by the Contract's "net amount at risk." The "net amount at risk" is the amount by which the Contract's death benefit exceeds the Contract Fund. The COI rates for both the basic insurance amount and the Target Term Rider will increase annually. However, current COI rates for the Target Term Rider are less than the current rates for the basic insurance amount death benefit for the first ten years, but are greater thereafter.

      3. You may increase or decrease both your basic insurance amount and rider coverage amount after issue subject to the underwriting requirements determined by Pruco Life. See Increases in Basic Insurance Amount, page 28 and Decreases in Basic Insurance Amount, page 29. Increasing your basic insurance amount after issue increases your sales expense charges on any premiums paid after the effective date of the increase for that portion of the premium allocated to the new coverage segment.

      4. The amount and timing of premium payments, loans, and withdrawals you make under the Contract and your choice of definition of life insurance test (see Tax Treatment of Contract Benefits, page 32) will all be factors in determining the relative performance of a Contract with and without a Target Term Rider.

      5. Investment experience will be a factor in determining the relative performance of a Contract with and without a Target Term Rider.

The five factors outlined above can have opposite effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life representative to see illustrations based on different combinations of all of the above. You can then discuss with your Pruco Life representative how these combinations may address your objectives.

                     REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds between the ages of 20 and 75 for fully underwritten Contracts and between the ages of 20 and 64 for simplified and guaranteed issue Contracts. In its discretion, Pruco Life may issue the Contract on insureds of other ages.

Pruco Life offers the Contract on a fully underwritten, simplified issue, and guaranteed issue basis. Fully underwritten Contracts require individualized evidence of the insured's insurability and rating class. Simplified issue Contracts reflect underwriting risk factors related to the issue of the Contract as one of several Contracts requiring some medical underwriting of the proposed insureds. Conversely, guaranteed issue Contracts are issued with minimal underwriting but may only be issued in certain circumstances on associated individuals, such as employees of a company who meet criteria established by Pruco Life.

Pruco Life sets minimum face amounts that it offers. The minimum face amount offered may depend on whether the Contract is issued on a fully underwritten, simplified issue or guaranteed issue basis. Currently, the minimum total face amount (basic insurance amount plus any Target Term Rider coverage amount combined) that can be applied for is $100,000 for fully underwritten and simplified issue underwritten Contracts. Contracts underwritten on a guaranteed issue basis may have a lower minimum total face amount. If the Target Term Rider is added to the Contract, neither the basic insurance amount nor the rider coverage amount can be less than $5,000. See RIDERS, page 21. Pruco Life may reduce the minimum face amounts of the Contracts it will issue. Furthermore, the Contract owner may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. See Increases in Basic Insurance Amount, page 28.

                                    PREMIUMS

Minimum Initial Premium

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Target Premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premiums and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32.

We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) from the initial premium. See CHARGES AND EXPENSES, page
16. Also on the Contract date, the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period, will be allocated to the Money Market investment option and the first monthly deductions are made. At the end of the "free-look" period, these funds will be allocated among the variable investment options and/or the fixed rate option according to your desired allocation, as specified in the application form. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received at a Home Office, in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to all selected investment options must equal 100%. The percentage of premium that is allocated to the fixed rate option, if available, can not exceed 25%. Pruco Life may change this limit in the future.

Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option (if your Contract includes the Rider to add a Fixed Interest Rate Investment Option) without charge. Additional transfers may be made during each Contract year, but only with our consent. All or a portion of the amount credited to a variable investment option may be transferred. Transfers into and out of the fixed rate option are subject to strict limits as described later in this section. There is no administrative charge for the first 12 transfers per Contract year among investment options. There is an administrative charge of up to $25 for each transfer after the first 12 transfers per Contract year. Transfers will not be made until the end of the "free-look" period.

Transfers among variable investment options will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment, page 20.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. Additional transfers out of the fixed rate option may be made only with our consent. The maximum amount per Contract which may be transferred out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. For transfers into the fixed rate option, the amount being transferred in may not cause the fixed rate option to exceed 25% of the Contract Fund. Pruco Life may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Dollar Cost Averaging

We are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the end of the "free-look" period.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the end of the "free-look" period.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

                                 DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the application date or the medical examination date. If the first premium is not paid with the application, the Contract date will generally be the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

When Proceeds Are Paid

Pruco Life will generally pay any death benefit, cash value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

Types of Death Benefit

You may select from three types of death benefits at issue. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except where the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where Pruco Life increases the death benefit to ensure that the Contract will satisfy the Internal Revenue Service's definition of life insurance. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash value and decrease the net amount at risk and result in lower charges. See How a Contract's Surrender Value Will Vary, page 29.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash value. Over time, however, the increase in the cash value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater due to a greater net amount at risk. Unfavorable investment performance will result in decreases in the death benefit and in the cash value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract. See How a Contract's Surrender Value Will Vary, page 29.

A Contract with a Type C (return of premium) death benefit has a death benefit which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner to the date of death. This death benefit allows the Contract owner, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Under certain circumstances, it is possible for a Type C Contract's death benefit to fall below the basic insurance amount. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash value. Over time, however, the increase in cash value will be less than under a Type A (fixed) Contract due to a higher net amount at risk and higher cost of insurance charges. See How a Contract's Surrender Value Will Vary, page 29.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 23. For Type B (variable) and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals, page 31. The way in which the surrender values and death benefits will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit at any time after issue and subject to Pruco Life's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change.

If you are changing your Contract's type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type A (fixed) to a Type C (return of premium) death benefit, we will change the basic insurance amount by subtracting the total premiums paid on this Contract minus total withdrawals on the date the change takes effect. This charge is only available to Contracts which were issued with a Type C death benefit and subsequently changed to a Type A death benefit.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type C (return of premium) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the basic insurance amount by that difference. If (2) is larger than (1), we will reduce the basic insurance amount by that difference.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the Contract Fund and
(2) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner as of the date the change takes place. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. In addition, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 23. We reserve the right to make an administrative processing charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. See CHARGES AND EXPENSES, page 16.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums minus withdrawals is 0%.

             ------------------------------------------------------
                             Basic Insurance Amount
             ======================================================
               FROM                               TO
             ------------------------------------------------------
              Type A                 Type B                 Type C
             $300,000               $250,000               $260,000
             ------------------------------------------------------
              Type B                 Type A                 Type C
             $250,000               $300,000               $260,000
             ------------------------------------------------------
              Type C                 Type A                 Type B
             $260,000               $300,000               $250,000
             ------------------------------------------------------

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

Increases in Basic Insurance Amount

Subject to state approval and subject to the underwriting requirements determined by Pruco Life, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. We will allow up to 98 increases during the life of the Contract. The following conditions must be met:

      (1)   you must ask for the change in a form that meets Pruco Life's needs;

      (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages;

      (3)   you must prove to us that the insured is insurable for any increase;

      (4)   the Contract must not be in default; and

      (5) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

Furthermore, you may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. The schedule of increases must meet the following conditions:

      (1) The amount of each scheduled increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages.

      (2)   The amount of each scheduled increase cannot exceed:

            (a) 20% of the underwritten death benefit (at issue, the underwritten death benefit is equal to the face amount on the Contract date) for increases scheduled to take place at attained ages up to and including 65; or

            (b) 10% of the underwritten death benefit for increases scheduled to take place at attained ages from 66 up to and including 70.

      (3)   Increases cannot be scheduled to take place after attained age 70.

      (4) The total face amount including scheduled increases can never exceed 4 times the underwritten death benefit for fully underwritten Contracts or 2 times the underwritten death benefit for Contracts issued on a simplified issue or guaranteed issue basis.

These are our current guidelines. We reserve the right to change these conditions.

For sales load purposes, the Target Premium (referred to as "segment allocation amount" in your Contract) is calculated separately for each coverage segment. When premiums are paid, each premium payment is allocated to each coverage segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. For Contracts with a Contract date prior to September 30, 2002, the sales load charge for each coverage segment is equal to 13 1/2% of the allocated premium paid in each Contract year up to the Target Premium and 2% on any excess. Currently, for Contracts issued on September 30, 2002 and later, for each coverage segment, we charge 7 1/2% of premiums received up to the Target Premium and 1 1/2% of any excess for the first four years of the coverage segment, 1% of premiums received up to the Target Premium and 1/2% of any excess for the next three years of the coverage segment and 0% of premiums received in all subsequent years of the coverage segment. See CHARGES AND EXPENSES, page 16.

The COI rates for an increase in basic insurance amount are based upon 1980 CSO Tables, the age at the increase effective date and the number of years since then, total basic insurance amount, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract
Fund) is allocated to each basic insurance amount segment based on the proportion of its basic insurance amount to the total of all basic insurance amount segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the Insured's attained age for the initial basic insurance amount segment.

Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

As explained earlier, you may make a withdrawal. See Withdrawals, page 31. You also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under Contract Limitations in your Contract data pages. In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract data pages. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 16. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits, page 32. Furthermore, a decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

                                 CONTRACT VALUES

How a Contract's Surrender Value Will Vary

You may surrender the Contract for its surrender value. The Contract's surrender value on any date will be the Contract Fund less any Contract debt plus any return of sales charges plus any Additional Amount upon surrender. See Loans, page 30 and Return of Sales Charges, page 17. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment option[s]; (2) interest credited on any loan; (3) the daily asset charge for mortality and expense risks assessed against the variable investment options and; (4) interest credited on any amounts allocated to the fixed rate option. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page
16. Upon request, Pruco Life will tell you the surrender value of your Contract. It is possible for the surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T5 in this prospectus illustrate approximately what the surrender values would be for representative Contracts paying certain premium amounts, and assuming hypothetical uniform investment results in the Fund portfolios. The tables assume maximum charges will be made. See ILLUSTRATIONS OF SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 35.

Surrender of a Contract

A Contract may be surrendered for its surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a signed written request in a form that meets Pruco Life's needs, to a Home Office. The surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. If the Contract is fully surrendered within the first four Contract years, you may be entitled to a return of sales charges. See CHARGES AND EXPENSES, page 16. Surrender of a

Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its surrender value. The Additional Amount will be equal to the Contract's net cash value as of the date of surrender multiplied by an Additional Amount Factor. The Additional Amount Factor depends on your age at issue and when you purchased your Contract. These factors range from 0.0000 to 0.1100. This option is not available in Florida.

To be eligible for the Additional Amount, the following conditions must be met:

      1)    the Contract must not be in default;

      2)    the Contract must be issued prior to age 81;

      3)    you must ask for the surrender in a signed written request;

      4) the Contract must not have been sold, or assigned (except to us as security for a loan); Contracts which are the subject of a split-dollar arrangement and are not absolutely assigned will not be considered to be assigned for the purposes of this condition; and

      5)    the surrender must not be the subject of an exchange pursuant to
            Section 1035 of the United States Internal Revenue Code.

The Additional Amount will not be available for Contracts that are in default at the end of the grace period and the premium required to bring the Contract out of default has not been paid.

Loans

You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to 99% of the cash value in states where it is approved, otherwise, the loan value at any time is equal to 90% of the cash value. If your Contract has the Rider to Add a Fixed Interest Rate Investment Option, the loan value at any time is equal to the sum of (a) 99% of the cash value attributable to the variable investment options and (b) the balance of the cash value, provided the Contract is not in default. You may borrow from the Contract Fund value provided the Contract is not in default. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.25%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund, the Contract will go into default. If the Contract debt equals or exceeds the Contract Fund and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 32 and Tax Treatment of Contract Benefits - Pre-Death Distributions, page 33.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/4%.


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


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 32.

Any Contract debt will directly reduce a Contract's cash value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's net cash value without surrendering the Contract. The withdrawal amount is limited by the requirement that the net cash value after the withdrawal may not be less than zero or equal to. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawals may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

Generally, whenever a withdrawal is made, the death benefit will be immediately reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, unless you provide evidence that the insured is insurable for the increase in net amount at risk. In addition, no withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 23. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Currently, when you request a transaction which causes a decrease in basic insurance amount resulting in a Contract that is classified as a Modified Endowment Contract, we will provide an authorization form. The authorization form will confirm that you are aware that the Contract will become a Modified Endowment Contract if the transaction is completed. When we receive that properly completed form in a Home Office, we will complete the transaction and send a confirmation notice.

When a withdrawal is made, the Contract Fund is reduced by the sum of the net cash value withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the net cash value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. You may not direct a withdrawal to come from the fixed rate option.

Generally, Pruco Life will pay any withdrawn portion of net cash value or withdrawal amount within seven days after all the documents required for such a payment are received at a Home Office. With respect to he amount of any withdrawn portion of the cash value allocated to the fixed rate option, Pruco Life expects to pay the withdrawn portion of cash value promptly upon request. However, Pruco Life has the right to delay payment of such withdrawn amounts for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

A Contract returned during the "free-look" period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

                             LAPSE AND REINSTATEMENT

Pruco Life will determine the value of the Contract Fund on each Monthly date. If the Contract Fund is zero or less, the Contract is in default. If the Contract debt ever grows to be equal to or more than the Contract Fund, the Contract will be in default. Should this happen, Pruco Life will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)   renewed evidence of insurability is provided on the insured;

(2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and

(3) any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.

                                      TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured's age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own qualified tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, and

      o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

      Contracts Not Classified as Modified Endowment Contracts

            o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

            o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

            o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.


            o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service might take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

      Modified Endowment Contracts

            o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

            o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment

                  Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

            o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

            o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

                                LEGAL PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2001 Prudential and/or Pruco Life remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

   ILLUSTRATIONS OF SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables show how a Contract's death benefit and surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All the tables assume the following:

o a Contract bought by a 45 year old male, select, non-smoker, with no extra risks or substandard ratings, issued on a Guaranteed Issue basis.

o a given premium amount is paid on each Contract anniversary for seven years and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 40 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed rate option.

The first two tables (pages T1 and T2) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 32 and Types of Death Benefit, page 26. The first table assumes current charges will continue for the indefinite future while the second table assumes maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 16.

The third and fourth tables (pages T3 and T4) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $5,000 basic insurance amount and a $995,000 Target Term Rider has been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 32 and Types of Death Benefit, page 26. The third table assumes current charges will continue for the indefinite future while the fourth table assumes maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 16.

The next two tables (pages T5 and T6) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Guideline Premium Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 32 and Types of Death Benefit, page 26. The fifth table assumes current charges will continue for the indefinite future while the sixth table assumes maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 16.

The tables on pages T7 and T8 assume: (1) a Type B (variable) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 32 and Types of Death Benefit, page 26. The table on page T7 assumes current charges will continue for the indefinite future while the table on page T8 assumes maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 16.

The last two tables (pages T9 and T10) assume: (1) a Type C (return of premium) Contract has been purchased with premiums accumulating at 6%, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 32 and Types of Death Benefit, page 26. The table on page T9 assumes current charges will continue for the indefinite future while the table on page T10 assumes maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 16.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following 10 tables (pages T1 through T10) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the surrender value payable in each of the years shown for the three different assumed investment returns.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 40 portfolios of 0.XX%, and the daily deduction from the Contract Fund of 0.20% per year for the tables based on current charges and 0.50% per year for the tables based on maximum charges. Thus, assuming current charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -X.XX%, X.XX%, and XX.XX%, respectively. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -X.XX%, X.XX%, and XX.XX%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.XX% and will depend on which variable investment options are selected. The death benefits and surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the policy against your expectations and to identify adjustments that may be necessary.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 45 year old man using maximum charges, may be useful for a 45 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration using current charges for your own age, sex, and rating class.

                             ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Additional Amount -- An amount equal to the Contract's net cash value multiplied by an Additional Amount Factor, which may be payable if you surrender the Contract while it is in-force and the conditions described in Surrender of a Contract, page 29, are met.

attained age -- The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount -- The amount of life insurance as shown in the Contract, not including riders. Also referred to as "face amount."

cash value -- The same as the "Contract Fund."

Contract -- The variable universal life insurance policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year -- A year that starts on the Contract date or on a Contract anniversary. For any portion of a Contract representing an increase, "Contract year" is a year that starts on the effective date of the increase. See Increases in Basic Insurance Amount, page 28.

coverage segment -- The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase. See Increases in Basic Insurance Amount, page 28.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

fixed rate option -- An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%.

Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Monthly date -- The Contract date and the same date in each subsequent month.

net cash value -- The Contract Fund minus any Contract debt.

Pruco Life Insurance Company -- Us, we, our, Pruco Life. The company offering the Contract.

segment allocation amount -- The amount used to determine the charge for sales expenses. It may also be referred to as the "Target Premium." See CHARGES AND EXPENSES, page 16.

separate account -- Amounts under the Contract that are allocated to the variable investment options are held by us in a separate account called the Pruco Life Variable Universal Account. The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company.

surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt plus any return of sales charges plus any Additional Amount upon surrender.

Target Premium -- The same as "segment allocation amount." See CHARGES AND EXPENSES, page 16.

Target Term Rider -- A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured. See Target Term Rider, page 22.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment options -- The 40 mutual funds available under this Contract, whose shares are held in the separate account.

you -- The owner of the Contract.

To Learn More About PruSelect(SM) III

----------

To learn more about the PruSelect(SM) III variable universal life policy, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003. See the Table of Contents of the SAI below.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                                                    Page
GENERAL INFORMATION AND HISTORY........................................................................1
   Description of Pruco Life Insurance Company.........................................................1
   Control of Pruco Life Insurance Company.............................................................1
   State Regulation....................................................................................1
   Records.............................................................................................1
   Services and Third Party Administration Agreements..................................................1

INITIAL PREMIUM PROCESSING.............................................................................2

ADDITIONAL INFORMATION ABOUT...........................................................................2

OPERATION OF CONTRACTS.................................................................................2
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.................................2
   How a Type A (Fixed) Contract's Death Benefit Will Vary.............................................3
   How a Type B (Variable) Contract's Death Benefit Will Vary..........................................4
   How a Type C (Return of Premium) Contract's Death Benefit Will Vary.................................4
   Additional Amounts Available Upon Surrender.........................................................5
   Reports to Contract Owners..........................................................................7

UNDERWRITING PROCEDURES................................................................................7

ADDITIONAL INFORMATION ABOUT CHARGES...................................................................7
   Charges for Increases in Basic Insurance Amount.....................................................7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT...........................Error! Bookmark not defined.

DISTRIBUTION AND COMMISSIONS...........................................................................8
   Service Fees........................................................................................8

EXPERTS................................................................................................8

PERFORMANCE DATA.......................................................................................8
   Average Annual Total Return.........................................................................8
   Non-Standard Total Return...........................................................................8
   Money Market Subaccount Yield.......................................................................9

FINANCIAL STATEMENTS...................................................................................9

The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruSelect(SM) III SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-286-7754 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You also can write to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey  07102-2992

                                     PART B:

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account
Pruco Life Insurance Company

                                PRUSELECT(SM) III

                   VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-286-7754 or writing to us at the address immediately below.

The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                          Pruco Life Insurance Company
                              213 Washington Street
                            Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2003.

                                TABLE OF CONTENTS

                                                                            Page
GENERAL INFORMATION AND HISTORY................................................1
   Description of Pruco Life Insurance Company.................................1
   Control of Pruco Life Insurance Company.....................................1
   State Regulation............................................................1
   Records.....................................................................1
   Services and Third Party Administration Agreements..........................1

INITIAL PREMIUM PROCESSING.....................................................2

ADDITIONAL INFORMATION ABOUT...................................................2

OPERATION OF CONTRACTS.........................................................2
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.........2
   How a Type A (Fixed) Contract's Death Benefit Will Vary.....................3
   How a Type B (Variable) Contract's Death Benefit Will Vary..................3
   How a Type C (Return of Premium) Contract's Death Benefit Will Vary.........4
   Additional Amounts Available Upon Surrender.................................5
   Reports to Contract Owners..................................................7

UNDERWRITING PROCEDURES........................................................7

ADDITIONAL INFORMATION ABOUT CHARGES...........................................7
   Charges for Increases in Basic Insurance Amount.............................7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT..............................7

DISTRIBUTION AND COMMISSIONS...................................................8
   Service Fees................................................................8

EXPERTS........................................................................8

PERFORMANCE DATA...............................................................8
   Average Annual Total Return.................................................8
   Non-Standard Total Return...................................................8
   Money Market Subaccount Yield...............................................9

FINANCIAL STATEMENTS...........................................................9

                         GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract or policy.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $______ in 2002, $______ in 2001, and $_____ in 2000.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account, Prudential's retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes this settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

Pruco Life and Prudential entered into a Reinsurance Agreement under which Pruco Life may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention. Our individual life reinsurance treaties covering PRUSELECT III provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.

                           INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Pruco Life will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In any event, the Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

                          ADDITIONAL INFORMATION ABOUT
                             OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

As described earlier, there are three types of death benefit available under the
Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit and; (3) Type C, a return of premium death benefit. A Type B (variable) death benefit varies with investment performance while Type A (fixed) and Type C (return of premium) death benefits do not, unless they must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type A (fixed) Contract will always be the greater of:

      (1)   the basic insurance amount; and

      (2) the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges and any Additional Amount, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The second provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes that a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                          Type A (Fixed) Death Benefit
--------------------------------------------------------------------------------
          IF                                       THEN
--------------------------------------------------------------------------------
               and the      the attained      the Contract Fund        and the
the insured    Contract      age factor       multiplied by the         Death
  is age       Fund is          is**       attained age factor is     Benefit is
--------------------------------------------------------------------------------
    40         $ 25,000         3.57                89,250             $250,000
    40         $ 75,000         3.57               267,750             $267,750*
    40         $100,000         3.57               357,000             $357,000*
--------------------------------------------------------------------------------
    60         $ 75,000         1.92               144,000             $250,000
    60         $125,000         1.92               240,000             $250,000
    60         $150,000         1.92               288,000             $288,000*
--------------------------------------------------------------------------------
    80         $150,000         1.26               189,000             $250,000
    80         $200,000         1.26               252,000             $252,000*
    80         $225,000         1.26               283,500             $283,500*
--------------------------------------------------------------------------------
* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**    Assumes the Contract owner selected the Cash Value Accumulation Test.
--------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under a Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type B (variable) Contract will always be the greater of:

      (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

      (2) the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges and any Additional Amount, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                         Type B (Variable) Death Benefit
--------------------------------------------------------------------------------
          IF                                       THEN
--------------------------------------------------------------------------------
               and the      the attained      the Contract Fund        and the
the insured    Contract      age factor       multiplied by the         Death
  is age       Fund is          is**       attained age factor is     Benefit is
--------------------------------------------------------------------------------
    40         $ 25,000         3.57                89,250             $275,000
    40         $ 75,000         3.57               267,750             $325,000
    40         $100,000         3.57               357,000             $357,000*
--------------------------------------------------------------------------------
    60         $ 75,000         1.92               144,000             $325,000
    60         $125,000         1.92               240,000             $375,000
    60         $150,000         1.92               288,000             $400,000
--------------------------------------------------------------------------------
    80         $150,000         1.26               189,000             $400,000
    80         $200,000         1.26               252,000             $450,000
    80         $225,000         1.26               283,500             $475,000
--------------------------------------------------------------------------------
* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

** Assumes the Contract owner selected the Cash Value Accumulation Test.
--------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type C (Return of Premium) Contract's Death Benefit Will Vary

Under a Type C (return of premium) Contract, while the Contract is in-force, the death benefit will be the greater of:

      (1) the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner to the date of death; and

      (2) the Contract Fund before the deduction of monthly charges due on that date plus any return of sales charges and any Additional Amount, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals plus interest is greater than total premiums paid plus interest.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                    Type C (Return of Premium) Death Benefit

--------------------------------------------------------------------------------
            IF                                         THEN
--------------------------------------------------------------------------------
                       and the                     the Contract
  the    and the    premiums paid   the attained  Fund multiplied
insured  Contract      less any      age factor   by the attained  and the Death
is age   Fund is    withdrawals is       is**      age factor is    Benefit is
--------------------------------------------------------------------------------
  40     $ 25,000      $ 15,000         3.57           89,250         $265,000
  40     $ 75,000      $ 60,000         3.57          267,750         $310,000
  40     $100,000      $ 80,000         3.57          357,000         $357,000*

  60     $75,000       $ 60,000         1.92          144,000         $310,000
  60     $125,000      $100,000         1.92          240,000         $350,000
  60     $150,000      $125,000         1.92          288,000         $375,000

  80     $150,000      $125,000         1.26          189,000         $375,000
  80     $200,000      $150,000         1.26          252,000         $400,000
  80     $225,000      $175,000         1.26          283,500         $425,000
--------------------------------------------------------------------------------
* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**    Assumes the Contract owner selected the Cash Value Accumulation Test.
--------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the premiums paid with interest less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

Additional Amounts Available Upon Surrender

The three tables below, Table A, Table B, and Table C, apply to Contracts that meet the above stated qualifications and reflect the Additional Amount Factors that will apply to a Contract's net cash value to determine the Contract's cash surrender value. The Additional Amount Factors that will apply to the net cash value are determined by the Contract date, the age of the insured at the time the Contract was issued, and the Contract year of your surrender. Contracts with no Target Term Rider will use the factors shown in the appropriate "Base Factor" column below. Contracts with a Target Term Rider have an adjusted Additional Amount Factor, which will be a weighted blend based on the amount of the basic insurance amount and the amount of the term rider coverage on the Contract date. For example, if the Contract is dated June 29, 2001, the insured is age 50 at the time the Contract was issued, the basic insurance amount is $500,000 on the Contract date and the amount of the term rider coverage is $500,000 on the Contract date, then the weighted factor for Contract year 1 would be 0.0950.

                                                                Table A
                                            (Contracts dated September 30, 2002 and later)
--------------------------------------------------------------------------------------------------------------------------------
  Contract
    Year         Issue Age 50 and Below           Issue Age 51-60               Issue Age 61-70           Issue Age 71 and Above
--------------------------------------------------------------------------------------------------------------------------------
              Base Factor    TTR Factor     Base Factor    TTR Factor     Base Factor   TTR Factor     Base Factor    TTR Factor
--------------------------------------------------------------------------------------------------------------------------------
     1           0.0525         0.0525         0.0425         0.0425         0.0350        0.0350         0.0200         0.0200
--------------------------------------------------------------------------------------------------------------------------------
     2           0.0540         0.0540         0.0440         0.0440         0.0360        0.0360         0.0200         0.0200
--------------------------------------------------------------------------------------------------------------------------------
     3           0.0550         0.0550         0.0450         0.0450         0.0360        0.0360         0.0200         0.0200
--------------------------------------------------------------------------------------------------------------------------------
     4           0.0500         0.0500         0.0400         0.0400         0.0325        0.0325         0.0150         0.0150
--------------------------------------------------------------------------------------------------------------------------------
     5           0.0450         0.0450         0.0380         0.0380         0.0250        0.0250         0.0100         0.0100
--------------------------------------------------------------------------------------------------------------------------------
     6           0.0360         0.0360         0.0330         0.0330         0.0200        0.0200         0.0050         0.0050
--------------------------------------------------------------------------------------------------------------------------------
     7           0.0310         0.0310         0.0300         0.0300         0.0160        0.0160         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
     8           0.0250         0.0250         0.0250         0.0250         0.0120        0.0120         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
     9           0.0200         0.0200         0.0200         0.0200         0.0080        0.0080         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
     10          0.0150         0.0150         0.0150         0.0150         0.0040        0.0040         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
     11          0.0100         0.0100         0.0100         0.0100         0.0000        0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
     12          0.0050         0.0050         0.0050         0.0050         0.0000        0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
     13+         0.0000         0.0000         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------

                                                                TABLE B
                                      (Contracts dated June 29, 2001 through September 29, 2002)
--------------------------------------------------------------------------------------------------------------------------------
  Contract
    Year         Issue Age 50 and Below           Issue Age 51-60               Issue Age 61-70           Issue Age 71 and Above
--------------------------------------------------------------------------------------------------------------------------------
              Base Factor    TTR Factor     Base Factor    TTR Factor     Base Factor   TTR Factor     Base Factor    TTR Factor
--------------------------------------------------------------------------------------------------------------------------------
     1           0.1100         0.0800         0.1100         0.0700         0.1000        0.0625         0.0725         0.0525
--------------------------------------------------------------------------------------------------------------------------------
     2           0.1000         0.0750         0.0900         0.0675         0.0800        0.0575         0.0650         0.0500
--------------------------------------------------------------------------------------------------------------------------------
     3           0.0900         0.0700         0.0800         0.0625         0.0700        0.0550         0.0600         0.0450
--------------------------------------------------------------------------------------------------------------------------------
     4           0.0800         0.0650         0.0700         0.0575         0.0600        0.0500         0.0525         0.0425
--------------------------------------------------------------------------------------------------------------------------------
     5           0.1000         0.0700         0.0900         0.0625         0.0775        0.0550         0.0650         0.0450
--------------------------------------------------------------------------------------------------------------------------------
     6           0.0800         0.0600         0.0500         0.0525         0.0450        0.0475         0.0525         0.0400
--------------------------------------------------------------------------------------------------------------------------------
     7           0.0400         0.0450         0.0300         0.0400         0.0200        0.0350         0.0250         0.0300
--------------------------------------------------------------------------------------------------------------------------------
     8           0.0200         0.0300         0.0100         0.0250         0.0100        0.0225         0.0125         0.0200
--------------------------------------------------------------------------------------------------------------------------------
     9           0.0000         0.0200         0.0000         0.0175         0.0000        0.0150         0.0000         0.0125
--------------------------------------------------------------------------------------------------------------------------------
     10          0.0000         0.0100         0.0000         0.0075         0.0000        0.0075         0.0000         0.0050
--------------------------------------------------------------------------------------------------------------------------------
     11          0.0000         0.0000         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------

                                                                TABLE C
                                               (Contracts dated prior to June 29, 2001)
--------------------------------------------------------------------------------------------------------------------------------
  Contract
    Year         Issue Age 50 and Below           Issue Age 51-60               Issue Age 61-70           Issue Age 71 and Above
--------------------------------------------------------------------------------------------------------------------------------
              Base Factor    TTR Factor     Base Factor    TTR Factor     Base Factor   TTR Factor     Base Factor    TTR Factor
--------------------------------------------------------------------------------------------------------------------------------
     1           0.0200         0.0480         0.0050         0.0420         0.0050        0.0375         0.0000         0.0315
--------------------------------------------------------------------------------------------------------------------------------
     2           0.0150         0.0450         0.0050         0.0405         0.0050        0.0345         0.0000         0.0300
--------------------------------------------------------------------------------------------------------------------------------
     3           0.0100         0.0420         0.0050         0.0375         0.0050        0.0330         0.0000         0.0270
--------------------------------------------------------------------------------------------------------------------------------
     4           0.0050         0.0390         0.0050         0.0345         0.0050        0.0300         0.0000         0.0255
--------------------------------------------------------------------------------------------------------------------------------
     5           0.0100         0.0420         0.0050         0.0300         0.0050        0.0180         0.0000         0.0120
--------------------------------------------------------------------------------------------------------------------------------
     6           0.0070         0.0360         0.0000         0.0180         0.0000        0.0120         0.0000         0.0060
--------------------------------------------------------------------------------------------------------------------------------
     7           0.0050         0.0270         0.0000         0.0090         0.0000        0.0060         0.0000         0.0030
--------------------------------------------------------------------------------------------------------------------------------
     8           0.0000         0.0180         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
     9           0.0000         0.0120         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
     10          0.0000         0.0060         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
     11          0.0000         0.0000         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------

Reports to Contract Owners

Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports to the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

                             UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issuance the insurance policy when the risk has been accepted and priced.

                      ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 7"% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 1"% of allocated premiums paid in excess of this amount for the first four Contract years of the coverage segment, 1% of premiums received up to the Target Premium and "% of any excess for the next three Contract years of the coverage segment, and 0% thereafter.

                ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

                          DISTRIBUTION AND COMMISSIONS

Service Fees

Pruco Life and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life. We may also receive a portion of the 12b-1 fees and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

                                     EXPERTS

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the PruSelect(SM) III Variable Life Subaccounts of the Account as of December 31, 2002 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

                                PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The "total return" figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruSelect(SM) III had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruSelect(SM) III are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                                     PART C:

                                OTHER INFORMATION

Item 27. EXHIBITS

   Exhibit number                 Description of Exhibit

      (a)   Board of Directors Resolution:

            (i) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 4)

            (ii)  Amendment of Separate Account Resolution. (Note 6)

      (b)   Not Applicable.

      (c)   Underwriting Contracts:

            (i) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 4)

            (ii) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 4)

            (iii) Schedule of Sales Commissions. (Note 13)

      (d)   Contracts:

            (i)   Variable Universal Life Insurance Contract. (Note 7)

            (ii)  Rider for Flexible Term Insurance Benefit. (Note 7)

            (iii) Endorsement for new PS III Contract as a result of exchange of
                  PS I or PS II Contracts. (Note 8)

            (v)   Endorsement defining Active Investment Option at issue. (Note
                  10)

            (vi) Endorsement defining Active Investment Option post issue. (Note 10)

            (vii) Rider for Payment of an Additional Amount upon Surrender of the Contract. (Note 11)

      (d)   Application:

            (i) Application Form for Variable Universal Life Insurance Contract. (Note 7)

            (ii) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 7)

      (f)   Depositor's Certificate of Incorporation and By-Laws:

            (i) Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 3)

            (ii) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 5)

      (g)   Not Applicable.

      (h)   Participation Agreement:

            (i)   (a)   AIM Variable Insurance Funds, Inc. (Note 2)

                  (b) Amendment to the AIM Variable Insurance Funds, Inc. Participation Agreement. (Note 12)

            (ii)  (a)   American Century Variable Portfolios, Inc. (Note 6)

                  (b) Amendment to the American Century Variable Portfolios, Inc. Participation Agreement. (Note 10)

            (iii) (a)   Dreyfus Variable Investment Fund. (Note 10)

                  (b) Amendment to the Dreyfus Variable Investment Fund Participation Agreement. (Note 10)

            (iv)  (a)   Franklin Templeton Variable Insurance Products Trust.
                        (Note 9)

                  (b) Amendment to the Franklin Templeton Variable Insurance Products Trust Participation Agreement. (Note 10)

            (v)   (a)   Goldman Sachs Variable Insurance Trust. (Note 10)

            (vi)  (a)   INVESCO Variable Investment Funds, Inc. (Note 10)

            (vii) (a)   Janus Aspen Series:

                              Institutional Shares (Note 2)

                              Service Shares (Note 10)

                  (b) Amendment to the Janus Aspen Series Participation Agreement. (Note 12)

           (viii) (a)   MFS Variable Insurance Trust. (Note 2)

                  (b) Amendment to the MFS Variable Insurance Trust Participation Agreement.(Note 12)

            (ix)  (a)   Oppenheimer Variable Account Funds. (Note 10)

            (x)   (a)   T. Rowe Price International Series, Inc. (Note 2)

                  (b) Amendment to the T. Rowe Price International Series, Inc. Participation Agreement. (Note 12)

      (i)   Administrative Contracts:

            (i)   Service Agreement between Prudential and Pruco Life. (Note 14)

      (j)   Not applicable.

      (k) Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 13)

      (l) Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 13)

      (m)   Calculation. (Note 14)

      (n)   Not applicable.

      (o)   None.

      (p)   Not applicable.

      (q)   Redeemability Exemption:

            (i) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 7)

----------

(Note 1)    Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 3) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.

(Note 5) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 13 to Form S-6, Registration No. 33-29181, filed June 4, 1999 on behalf of the Pruco Life Variable Universal Account.

(Note 7) Incorporated by reference to Registrant's Form S-6, filed August 13, 1999.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed April 26, 2000.

(Note 9) Incorporated by reference to Form S-6, Registration No. 333-94117, filed January 5, 2000 on behalf of the Pruco Life Variable Universal Account.

(Note 10)   Incorporated by reference to Post-Effective Amendment No. 2 to this
            Registration Statement, filed October 13, 2000.

(Note 11)   Incorporated by reference to Post-Effective Amendment No. 5 to this
            Registration Statement, filed June 28, 2001.

(Note 12)   Incorporated by reference to Pre-Effective Amendment No. 1 to Form
            S-6, Registration No. 333-94117, filed April 14, 2000 on behalf of the Pruco Life Variable Universal Account.

(Note 13)   Incorporated by reference to Post-Effective Amendment No. 8 to this
            Registration Statement, filed September 16, 2002.

(Note 14)   To be filed by Post-Effective Amendment.

Item 28. Directors and Major Officers of Pruco Life

      The directors and major officers of Pruco Life, listed with their principal occupations and principal business addresses, are shown below.

                             DIRECTORS OF PRUCO LIFE

      JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance; 213 Washington Street, Newark, New Jersey 07102.

      VIVIAN L. BANTA, President, Chairman, and Director - Executive Vice President, Individual Financial Services, U.S. Consumer Group; 213 Washington Street, Newark, New Jersey 07102.

      RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer; 751 Broad Street, Newark, New Jersey 07102

      HELEN M. GALT, Director - Company Actuary; 213 Washington Street, Newark, New Jersey 07102.

      RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability, and Risk Management; 100 Mulberry Street, Newark, New Jersey 07102

      DAVID R. ODENATH, JR., Director - President, Prudential Investments; 100 Mulberry Street, Newark, New Jersey 07102

                      MAJOR OFFICERS WHO ARE NOT DIRECTORS

      SHAUN M. BYRNES, Senior Vice President - Senior Vice President, Director of Annuities, Prudential Investments; 100 Mulberry Street, Newark, New Jersey 07102.

      C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential; 751 Broad Street, Newark, New Jersey 07102.

      THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services; 2101 Welsh Road, Dresher, Pennsylvania 19025.

      CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department; 213 Washington Street, Newark, New Jersey 07102.

      ANDREW J. MAKO, Executive Vice President - Vice President, Finance, U.S. Consumer Group; 213 Washington Street, Newark, New Jersey 07102.

      ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance; 213 Washington Street, Newark, New Jersey 07102.

      JAMES M. O'CONNOR, Senior Vice President and Actuary - Vice President, Guaranteed Products;

      SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary; 213 Washington Street, Newark, New Jersey 07102.

      WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Prudential Enterprise Financial Management; 213 Washington Street, Newark, New Jersey 07102.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

      See Annual Report on Form 10-K of the Pruco Life Insurance Company, File No. 33-37587, filed March 28, 2002.

Item 30. Indemnification

      The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

      Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

      Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than registered representatives of Prusec.

             DIRECTORS AND OFFICERS OF PRUCO SECURITIES CORPORATION
                                   ("PRUSEC")

Name and Principal
Business Address                    Position and Office With Depositor
-----------------------------       --------------------------------------------
John Green (Note 1)                 Chairman of Board of Directors
Kevin B. Frawley (Note 1)           Director
James J. Avery, Jr (Note 1)         Director
John Gordon (Note 1)                President, Director, Chief Operating Officer
David R. Odenath (Note 3)           Director
John M. Howard  (Note 1)            Director & Vice President
Clifford E. Kirsch (Note 1)         Chief Legal Officer Secretary
Margaret M. Deverell (Note 3)       Comptroller Chief Financial Officer
Maryanne Ryan (Note 2)              Vice President Anti-Money Laundering Officer
Patrick L. Hynes (Note 5)           Vice President
Page H. Pennell (Note 2)            Chief Compliance Officer & Vice President
Priscilla Myers (Note 1)            Vice President
Andrew Varley (Note 1)              Vice President
Michele Talafha (Note 4)            Assistant Vice President
C. Edward Chaplin (Note 2)          Treasurer
Martin Chotiner (Note 1)            Assistant Comptroller
Raymond H. Goslin (Note 1)          Assistant Comptroller
Janice Pavlou (Note 1)              Assistant Comptroller
Paul F. Blinn  (Note 1)             Assistant Treasurer
Kathleen C. Hoffman (Note 2)        Assistant Treasurer
Robert Montellione (Note 1)         Assistant Treasurer
Patricia Christian (Note 2)         Assistant Secretary
Mary Jo Reich (Note 1)              Assistant Secretary
Thomas Castano (Note 1)             Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102

(Note 2) 751 Broad Street, Newark, NJ 07102

(Note 3) 100 Mulberry Street, Newark, NJ 07102

(Note 4) 199 Water Street, New York, NY 10292

(Note 5) One New York Plaza, 11th Floor, New York, NY 10292

      Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.

      Generally, representatives will receive a commission of no more than:

      (1) 25% of the premiums received in the first 12 months following the Contract Date on premiums up to the Target Premium (referred to as "segment allocation amount" in your Contract);

      (2) 5.25% of the premiums received in the first 12 months following the Contract Date to the extent that the total premium received since issue exceeds the Target Premium;

      (3) 15.5% of the premiums received in years two through four on premiums up to the Target Premium;

      (4) 2% of the premiums received in the years two through four in excess of the Target Premium; and

      (5)   2% of the premiums received after four years.

      If the basic insurance amount is increased, representatives will generally receive a commission of no more than:

      (1) 30% of the premiums received in the first 12 months following the effective date of the increase on premiums up to the Target Premium (referred to as "segment allocation amount" in your Contract);

      (2) 4% of the premiums received in the first 12 months following the effective date of the increase to the extent that the total premium received since issue exceeds the Target Premium;

      (3) 7% of the premiums received in years two through four on premiums up to the Target Premium;

      (4) 2% of the premiums received in years two through four in excess of the Target Premium;

      (5) 3% of the premiums received in years five through seven on premiums up to the Target Premium;

      (6) 2% of the premiums received in years five through seven in excess of the Target Premium; and

      (7)   0% of all premiums received after year seven.

      Moreover, trail commissions of up to 0.05% of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter for years starting with the 5th Contract year through the 14th Contract Year and .025% thereafter may be paid.

      Representatives with less than four years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

      Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses or pay other forms of special compensation.

Item 32. Location of Accounts and Records

      The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

      The Principal Underwriter, Pruco Securities Corporation, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

      Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Item 34. Representation of Reasonableness of Fees

      Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 12th day of February, 2003.

(Seal)                Pruco Life Variable Universal Account
                                  (Registrant)

                        By: Pruco Life Insurance Company
                                   (Depositor)



Attest: /s/  Thomas C. Castano                     By: /s/ Andrew J. Mako
        ----------------------                         ------------------------
        Thomas C. Castano                              Andrew J. Mako
        Assistant Secretary                            Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 12th day of February, 2003.


          Signature and Title


/s/ *
-------------------------------------------
Vivian L. Banta
President, Chairman, and Director

/s/ *
-------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer

/s/ *
-------------------------------------------
James J. Avery, Jr.
Director

/s/ *                                            *By: /s/ Thomas C. Castano
-------------------------------------------           --------------------------
Richard J. Carbone                                    Thomas C. Castano
Director                                              (Attorney-in-Fact)

/s/ *
-------------------------------------------
Helen M. Galt
Director

/s/ *
-------------------------------------------
Ronald P. Joelson
Director

/s/ *
-------------------------------------------
David R. Odenath, Jr.
Director